POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each perosn whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to the Registration Statment on Form S-4 of Valley National Bancorp (SEC File Number 033-58497) and to file the same, with exhibits thereto and other documents inconnection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


Signature                                         Date
- ---------                                         ----


 GERALD H. LIPKIN                                 March 23, 1995
 -------------------------
 Gerald H. Lipkin, Chairman
  of the Board and Director

 PETER SOUTHWAY                                   March 23, 1995
 -------------------------
 Peter Southway, President and Chief
  Operating Officer and Director

 ALAN D. ESKOW                                    March 23, 1995
 -------------------------
 Alan D. Eskow, Senior Vice President
  and Principal Accounting Officer

 ANDREW B. ABRAMSON                               March 23, 1995
 ---------------------------
 Andrew B. Abramson, Director

 PAMELA BRONANDER                                 March 23, 1995
 ---------------------------
 Pamela Bronander, Director


 JOSEPH COCCIA, JR.                               March 23, 1995
 ---------------------------
 Joseph Coccia, Jr., Director


 AUSTIN C. DRUKKER                                March 23, 1995
 ---------------------------
 Austin C. Drukker, Director


 THOMAS P. INFUSINO                               March 23, 1995
 ---------------------------
 Thomas P. Infusino, Director


 GERALD KORDE                                     March 23, 1995
 ---------------------------
 Gerald Korde, Director


 ROBERT L. MARCALUS                               March 23, 1995
 ---------------------------
 Robert L. Marcalus, Director


 ROBERT E. McENTEE                                March 23, 1995
 ---------------------------
 Robert E. McEntee, Director


 SAM P. PINYUH                                    March 23, 1995
 ---------------------------
 Sam P. Pinyuh, Director


 ROBERT RACHESKY                                  March 23, 1995
 ---------------------------
 Robert Rachesky, Director


 BARNETT RUKIN                                    March 23, 1995
 ---------------------------
 Barnett Rukin, Director


 RICHARD F. TICE                                  March 23, 1995
 ---------------------------
 Richard F. Tice, Director


 LEONARD VORCHEIMER                               March 23, 1995
 ---------------------------
 Leonard Vorcheimer, Director


 JOSEPH L. VOZZA                                  March 23, 1995
 ---------------------------
 Joseph L. Vozza, Director